UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2024

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40824	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:

4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On May 16, 2024, (the “Termination Date”), Cue Health Inc. (the “Company”) terminated its Loan and Security Agreement, dated June 30, 2022 (as amended, the “Loan Agreement”), by and among the Company, the guarantors party thereto, the lenders from time to time party thereto, Comerica Bank, as documentation agent, and East West Bank, as collateral agent and administrative agent. The Loan Agreement provided the Company with a $100.0 million secured revolving credit facility, with a $20.0 million letter of credit subfacility. As of the Termination Date, the Company had no loans outstanding under the Loan Agreement. In connection with the termination of the Loan Agreement, the Company cash collateralized $504,440.40 of letters of credit that were issued under the Loan Agreement.

The foregoing description of the Loan Agreement is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 1, 2022.

Item 1.03	Bankruptcy or Receivership.

On May 28, 2024, after considering all strategic alternatives, the Company filed a voluntary petition for relief (the “Petition”) under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

The proceeding under the Petition is styled as “In Re: Cue Health Inc.” As a result of filing the Petition, a Chapter 7 trustee will be appointed by the Bankruptcy Court to administer the bankruptcy estate of the Company and to perform the duties set forth in the Bankruptcy Code. The assets of the Company will be liquidated and all claims paid in accordance with the Bankruptcy Code.

A copy of the related press release announcing the Petition is attached hereto as Exhibit 99.1.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Form 12b-25 Notification of Late Filing (the “12b-25”) filed by the Company on May 16, 2024, the Company is delinquent in filing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the “Form 10-Q”) with the SEC.

On May 23, 2024, the Company received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company is delinquent in filing its Form 10-Q, the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC. As previously disclosed on a Current Report on Form 8-K filed with the SEC on June 9, 2023, the Company previously received a notice from Nasdaq indicating that, as a result of the Company not satisfying the requirement for continued listing on the Nasdaq Global Select Market under Nasdaq Listing Rule 5450(a) (“Rule 5450(a)”) to maintain a minimum bid price of $1 per share, the Company was not in compliance with Rule 5450(a). On November 17, 2023, the Company transitioned to the Nasdaq Capital Market, but as of the date of this Current Report on Form 8-K has not satisfied the requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(a) to maintain a minimum bid price of $1 per share.

In accordance with the Notice, the Company has until July 22, 2024 to submit a plan of compliance (the “Plan”) to the Nasdaq staff addressing how it intends to regain compliance with the Rule, and until November 18, 2024, which is 180 calendar days from the original due date of the Form 10-Q, to regain compliance. The Notice will have no immediate effect on the listing or trading of the Company’s common stock. However, the Company does not intend to submit a Plan, and therefore, it is expected that the Company’s common stock will be delisted upon further notice from Nasdaq.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Certain Officers

As of May 24, 2024, the Company terminated all of its employees and executive officers, including Chief Executive Officer and Co-Founder Clint Sever, Chief Business Officer Chris Achar and Chief Accounting Officer Randall Pollard. The Company notified all employees and executive officers of the upcoming terminations on May 20, 2024.

Departures of Directors

On May 24, 2024, each of the members of the Company’s board of directors, Chris Achar, Joanne Bradford, Carole Faig, Josh Ghaim, Sachin Jain and Maria Martinez (together, the “Remaining Directors”), provided notice of his or her resignation from the Board and all committees thereof, effective upon the Company’s submission of the Petition. The resignations of the Remaining Directors are not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure.

As previously disclosed in the 12b-25 filed by the Company on May 16, 2024, the Company is delinquent in filing its Form 10-Q with the SEC. In the absence of providing full financial information in a Form 10-Q, the Company is providing limited financial information regarding its performance for the quarter ended March 31, 2024. The tables below set forth certain unaudited financial results for the three months ended March 31, 2024 and 2023 and as of March 31, 2024 and December 31, 2023:

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In thousands, except share data)

	Three Months Ended March 31,
	2024	2023
Revenue
Product revenue	$6,555	$24,494
Grant and other revenue	3,499	271

Total revenue	10,054	24,765
Operating costs and expenses:
Cost of product revenue	16,317	39,823
Sales and marketing	6,150	11,248
Research and development	29,276	44,733
General and administrative	2,349	16,938
Restructuring expense	6,145	7,873

Total operating costs and expenses	60,237	120,615

Loss from operations	(50,183)	(95,850)
Interest income	708	2,143
Interest expense	(148)	(220)
Other income (expense), net	107	(271)

Loss before income taxes	(49,516)	(94,198)
Income tax expense	—	—

Net loss	$(49,516)	$(94,198)

Net loss per share – basic & diluted	$(0.31)	$(0.62)

Weighted-average number of shares used in computation of net loss per share – basic & diluted	158,634,730	151,083,716

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In thousands, except share amounts and share data)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$40,223	$80,889
Restricted cash	800	800
Accounts receivable, net	389	1,352
Inventories, net - current	13,655	14,039
Prepaid expenses	8,326	8,479
Other current assets	8,653	4,803

Total current assets	72,046	110,362
Non-current inventories, net	51,301	56,273
Property and equipment, net	66,509	72,096
Operating lease right-of-use assets	74,001	78,519
Intangible assets, net	17,379	19,644
Other non-current assets	2,423	2,893

Total assets	$283,659	$339,787

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	6,571	7,705
Accrued liabilities and other current liabilities	28,761	29,300
Deferred revenue, current	134	162
Operating lease liabilities, current	5,248	5,142
Finance lease liabilities, current	731	1,157

Total current liabilities	41,445	43,466
Operating leases liabilities, net of current portion	38,320	41,640
Other non-current liabilities	4,431	4,429

Total liabilities	84,196	89,535
Stockholders’ Equity
Common stock	2	2
Additional paid-in-capital	840,515	841,788
Accumulated deficit	(641,054)	(591,538)

Total stockholders’ equity	199,463	250,252

Total liabilities and stockholders’ equity	$283,659	$339,787

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the Bankruptcy Court proceeding, the submission of the Plan and the Company’s continued listing on Nasdaq. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, the risk that the Bankruptcy Court proceeding may take longer than anticipated; the risk that the Company’s common stock may be delisted from Nasdaq; and other risks and uncertainties included in the reports on Forms 10-K, 10-Q and 8-K and in other filings the Company makes with the SEC from time to time, available at www.sec.gov. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by Cue Health Inc. dated May 28, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL) document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: May 28, 2024	By:	/s/ Ian Sinnott
	Name:	Ian Sinnott
	Title:	Authorized Signatory